Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND
MARKED WITH “**”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS
ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT 1 TO
CONTRACT FOR SERVICES

This amendment 1 to the CONTRACT FOR SERVICES (the "Amendment") is made and entered into this 13th day of July, 2012, by and between KylinTV, Inc. (herein referred to as "Company") located at 1600 Old Country Road, Plainview, NY 11803, and NeuLion, Inc., (herein referred to as "NeuLion") located at 1600 Old Country Road, Plainview, NY 11803.

WHEREAS, Company and NeuLion entered into an Agreement dated as of June 1, 2008 relating to IPTV services and other rights and obligations related thereto (the "Agreement");

WHEREAS, Company and NeuLion desire and agree to amend the Agreement in the manner set forth in this; and

WHEREAS, capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendment.

A)   The parties hereby agree to amend and change the Agreement by amending Section 1, regarding, the Term, as follows:

The Term of the Agreement shall expire on *******. At its sole discretion, Company may extend the expiration date to *******, by providing written notice to NeuLion of its intent to extend on or prior to *******. All other renewal provisions found in Section 1 are hereby deleted.

B)   The parties hereby agree to amend and change the Agreement by adding the following to Section 2:

Commencing April 1, 2012, through the end of the Term, the services to be provided by NeuLion under this Agreement shall consist of the setup and back office operation of an IPTV television service (which shall then be the "Service"). In connection therewith, NeuLion hereby appoints Company to be the exclusive distributor of all of NeuLion's present business to consumer IPTV interests, including; Talfazat, TV-Desi, JumpTV Europe, JumpTV Caribbean, JumpTV Africa and JumpTV Latino (the "B2C Services"), including all channel packages, add-on channels, video on-demand service, and peripheral services, including but not limited to set-top boxes, and delivery of the Service to mobile devices and personal computers, and such appointment shall be subject to the existing third-party re-seller agreements already in place with regards to each respective service. Company hereby accepts such appointment, and agrees to maintain each of the respective brands. The territory for the Service shall be worldwide (the "Territory"). The services to be provided by Company under this Agreement shall consist of the provision of all content, including content for B2C Services (which shall then be the "Content) for the Service and the advertising and marketing thereof, as more fully described, and with the restrictions set forth in Exhibit A hereto. Company acknowledges that NeuLion and/or B2C Services each have existing agreements with various company that provide for the licensing of Content to be delivered through the Service. Upon expiration of each of the respective agreements, NeuLion shall not renew or extend such agreements. Company shall be responsible for securing agreements with the same or other third-parties in order to continue to use such Content or to provide other Content, or Company may discontinue the availability of such Content, at Company's sole discretion. Consumers who subscribe to the Service, whether as a paying subscriber or not, including those consumers who subscribe to B2C Services, shall collectively be known as "KylinTV Subscribers".

C)          The parties hereby agree to amend and change the Agreement by deleting Section 3 in its entirety, and replacing it with the following new Section 3:

3. Software License. Company hereby agrees to license the NeuLion software platform ("Software License") during the Term, and shall pay NeuLion the fee described in Exhibit B-2, which is attached hereto. This Agreement authorizes Company to use the Software License during the Term, only in conjunction with the Services provided by NeuLion hereunder, to present Company Content to Subscribers. It is expressly acknowledge by the Parties that the Software License shall apply solely to Company and its majority owned subsidiaries, and shall not extend to any third party without the consent of NeuLion.

D)        The parties hereby agree to amend and change the Agreement by deleting the entire first sentence of Section 4, which presently reads as:

"Company shall pay to NeuLion the fees set forth in Exhibit B hereto as consideration for the Services provided pursuant to Section 2 above."

and replacing it with the following new sentence:

Company shall pay to NeuLion the fees and be responsible for reimbursement of the expenses set forth in Exhibit B hereto as consideration for the Services provided pursuant to Section 2 above.

E)        The parties hereby agree to amend and change the Agreement by deleting Section 7 in its entirety, and replacing it with the following new Section 7:

7.        Deliverables and Intellectual Property Rights. Company understands and agrees that NeuLion shall utilize its (and/or its affiliates') proprietary intellectual property in the development and delivery of the Service provided for herein. Accordingly, NeuLion shall be the owner of the Service and any and all intellectual property rights therein contained (including but not limited to all patents, trademarks, know how, and business models), and, in further consideration for the rights granted herein to Company, Company hereby assigns to NeuLion any and all rights, title and interest, including, without limitation, copyrights, trade secrets and proprietary rights, to the materials created or developed by NeuLion hereunder and required to be delivered to Company by virtue of their description (the "Deliverables"), excluding the Content provided by Company thereunder. The Deliverables shall not be deemed to be "works made for hire" under the federal copyright laws. Company agrees to give NeuLion reasonable assistance to perfect such assignment of such rights, title and interest.

F) The parties hereby agree to amend and change the Agreement by deleting the entire final sentence of Section 12, which presently reads as:

"NeuLion may choose to terminate this Agreement upon thirty (30) days written notice to Company if Company does not maintain at least two thousand five hundred (2,500) active Subscribers as the first twelve (12) months from launch of the Service."

G) The parties hereby agree to amend and change the Agreement by adding the following new subsection (e) to Section 10:

(e) NeuLion shall indemnify Company for all actions undertaken by NeuLion in the distribution of B2C Services prior to the appointment of Company by NeuLion to be the exclusive distributor of such services, with such appointment to be effective on April 1, 2012.

H) The parties hereby agree to amend and change the Agreement by adding the following new Section 4 under the header "Sales and Marketing of the Service", found on Exhibit A:

4.  Company, at its sole discretion, shall determine the terms and conditions of purchase by consumers, as well as the retail price charged to consumers of all programming packages, a-la-carte channels, and any additional services. However, Company agrees to honor all existing, valid and in-force customer contracts.

I) The parties hereby agree to amend and change the Agreement by adding Exhibit B-2, which is hereto attached, and shall replace the existing Exhibit B as of the Effective Date. As of the Effective Date, all references in the Agreement to Exhibit B, shall be deemed to be referencing Exhibit B-2.

2.	Effective Date. This Amendment shall be effective on April 1, 2012.

3.	General. Except as expressly provided herein, the Agreement and all related terms and conditions shall continue in full force and effect as modified hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.
NeuLion, Inc.		KylinTV, Inc.

By: /s/ Roy E. Reichbach		By: /s/ Jianbing Duan
Name:	Roy E. Reichbach	Name:	Jianbing Duan
Title:	Secretary	Title:	President
Date:	7/23/12	Date:	7/23/12

EXHIBIT B-2

NEULION SERVICE FEES

For the period of April 1, 2012 through the end of the Term, Company agrees to pay NeuLion the following fees:

a)	Company shall pay NeuLion a recurring fee for the Software License of ******* during the Term.
b)
Company shall reimburse NeuLion for all programming costs or royalty fees that NeuLion incurs under the existing agreement(s) between NeuLion and Content owners or providers, including owners or providers of Content for B2C Services.

c)	Company shall pay NeuLion a ******* fee based on the total number of subscriptions of KylinTV Subscribers to the Service, on a graduated and non-cumulative basis, according to the following table:
Number of total subscribers	Fee per subscriber
*******	*******
*******	*******
*******	*******
*******	*******
*******	*******
*******	*******

d)	Extended Operations Service Fee — For services performed by NeuLion personnel ("Extended Operations Services"), such services to be agreed upon by both Parties, Company shall:

(1)
Pay NeuLion a fee divided by *******. Upon ******* written notice to NeuLion, Company may terminate Extended Operations Services and have no further payment obligation therefore other than for work performed through the effective date of termination of these Extended Operations Services.